UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2013

KUNEKT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-53561

(Commission File Number)

26-1173212

(IRS Employer Identification No.)

112 North Curry Street, Carson City, NV 89703-4934

(Address of principal executive offices, Zip Codes are not applicable in Hong Kong)

646 736 0345

Registrant's telephone number, including area code

Unit 1, 12/F International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 22, 2013, the Board of Directors of Kunekt Corporation (the "Company") made the decision to deregister the Company's common stock, par value $0.001 per share (the "Common Stock") because the financial and other costs to the Company of remaining a U.S. public company exceed the liquid assets of the Company. In particular, the current lack of liquid assets makes it impossible to fund the significant expenses associated with audit, legal, regulatory and related expenses.

Accordingly, the Company will be filing a Form 15 on January 24, 2013 terminating the registration of the Company's Common Stock under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). Accordingly, the Company's duty to file any reports required under Section 13(a) of the Exchange Act will be suspended immediately upon the filing of the Form 15.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUNEKT CORPORATION

By: /s/ Mark Bruk

Mark Bruk
President, Treasurer and Director Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer

Dated: January 23, 2013